Delivering on Our Promise Commerce Bancshares, Inc. Annual Shareholders Meeting April 16, 2003 David W. Kemper

Commerce Bancshares, Inc. Largest Independent Bank in the Lower Midwest Operates as a Super Community Bank $13 billion in assets 88% of Profits from 5 key markets 340 locations; 5100 FTEs

Solid Performance Across all Businesses During the past five years... 102% growth in personal demand deposit account balances 60% growth in retail fee income 51% increase in business loans 58% expansion in commercial fee income 47% rise in trust revenue Recent growth from organic sources, not acquisitions However: Six in-market, non-dilutive bank acquisitions in the last five years contributed $1 billion, or 9%, of total average assets Since 1968, $5.3B in bank assets and 127 locations acquired

Commerce Accomplishments 2001-2002 Re-invigorated Consumer Non Mortgage Lending (YOY Volume Up 12%, Spread up 9%) Maintained Loan Losses at Historical Levels Major IT/Ops Conversions: Mainframe, Imaging, Trust Launched The Private Bank in St. Louis & KC Introduced Ask, Listen, Solve Branding Theme Rolled Out Big Picture, Articulated Core Values, Enhanced Employee Communication Reduced Employee Turnover 13% (2000 - 2002)

Our Strategy to Build the Platform for Tomorrow Focus on Sales / Sales Management Invest heavily in people development and training Continue investment in discretionary technology (spent $55MM over the last six years) Enhance a "best-in-class" retail sales and service intranet platform Maintain industry-leading customer satisfaction results Align employee interests directly with our shareholders

Superior Risk Management An Important Part of Our Corporate Culture 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 NCO/Loans Outstanding 0.0024 0.0017 0.0018 0.0031 0.0047 0.0048 0.0048 0.0041 0.0038 0.0048 0.0042 Non Perf Assets/Total Loans 0.0086 0.0061 0.0042 0.0034 0.0028 0.0039 0.0029 0.0019 0.0027 0.004 0.0038

Expand the Retail Franchise Continue to Grow Transaction Market Share 1994 1995 1996 1997 1998 1999 2000 2001 2002 Transaction HH 0.11 0.13 0.15 0.17 0.18 0.19 0.2 0.2 0.18 Retail Household 0.16 0.18 0.19 0.21 0.22 0.23 0.25 0.24 0.24 *90% Growth Since 1994 Growth Drivers. . .

Expand the Retail Franchise Leverage the Transaction Account Deepen Customer Penetration (Cross-sale) Savings 39% Bankcard 32% Debit Card 64% Superior Usage Relative to Peers #1 in the US for Visa Check card usage 45% more accounts make revenue-generating purchases 20% more transactions per active account per month Online Banking 17% (Actual Usage Penetration) Growth Drivers. . .

Payment Systems Success Story... Investment of $10 Million with a payback in 4 years Reduced manual encoding of checks by 60-70% Check retrieval/turnaround time reduced from 3 days to 3 seconds Check images made available to customers on-line .....Conversion to Full Check Imaging A Strategic Initiative to Enhance our Payment Systems Capabilities

Leverage Opportunities with Commercial Customers Manage In a Slow Commercial Loan Growth Environment 1996 1997 1998 1999 2000 2001 2002 Commercial Loans 2641.8 3216.2 3789.9 4166.78 4342.53 4364 4375 Lending Profile: In-market, relationship-focused, no sub-prime, no sterile inbound syndication, no securitization Superior risk management Average Net charge-offs since 1996: 18bps Focus on relationships (Cross-Sales) $ in Millions Growth Drivers. . .

Commercial Fee Revenue Scorecard Now Represents $113MM in Revenue or 44% of Total LOB Contribution* Drivers: Cash Sweep: Balances up 130% to $906MM Treasury Services: Wholesale Lockbox Volume up 119% ACH Volume up 47% Wire Volume up 32% International - 47% growth Loan Fees - 1400% growth Corporate Card - 164% growth All Growth Rates Over Last 5 Years *Calculated on a fee-equivalent basis (fees plus yield from compensating balances) Growth Drivers. . .

Payment Systems Success Story... Enterprise Rent-A-Car needed to manage and control its fleet expenses at 5,000+ offices. Solution: Multi-use corporate purchasing card with tailored electronic reporting. Commerce Purchasing Card Ranked among the top 20 purchasing card issuers in U.S. Last 5 years, volume has grown 164% .....Business Check Card

Increase Contribution from Commerce Trust Company 2005 Estimate of Profit Contribution: 34% ($ in Billions) Growth Drivers. . .

Build the Platform for Tomorrow Migrate Customers to Cost-Efficient, Technology-Driven Service Teller ATM/POS VRU Other East 0.0055 0.0028 0.0014 0.0003 1996 Total 48 million 2002 Total 99 million CBSH Customer Contact Points* Teller ATM POS VRU Other PC Bkg East 0.0029 0.0028 0.0014 0.0021 0.0003 0.0005 *107% Growth in total contacts over last 6 yrs ** Bracketed Percent (xx%) represents period change (123%) (7%) (1300%) (206%) (571%) Growth Drivers. . .

Mainframe operations moved "in house" during 2002 Annual savings - $7 million Upgraded service levels No impact on customers Cost Savings Success Story... ....Mainframe Conversion

Develop Our Employees Seasoned, tenured senior management team 100 most senior managers average 14 years with Commerce Performance compensation tied to budgeted growth in EPS Emphasis on employee development Upgrading the talent pool Be The Employer of Choice Incentive compensation $2MM to $24MM over the past 9 years Employee interests aligned with shareholders 13% of CBSH stock held by employees and directors Growth Drivers. . .

Financial Highlights Balance Sheet Summary as of March 31 ($ in Millions)

Financial Highlights 1st Quarter Ending as of March 31* ($ in Millions) *Restated to reflect stock option expense

Strong Performance at Lower Risk $5B to $10B >$10B CBSH 2002* ROA(2) 1.09% 1.27% 1.61% ROE(2) 12.41% 14.78% 14.71% Equity to Assets 8.78% 8.68% 10.92% Net yield % (TE) 4.22% 4.12% 4.39% Efficiency Ratio 61.39% 57.18% 57.94% Net Charge-off Ratio 0.67% 0.58% 0.43% Reserve % of Loans 1.32% 1.56% 1.66% Commercial Banks with Assets of (1) *Not restated to reflect stock option expense - approximate 5¢/share annual impact Sources: SNL Securities, LC and Bloomberg data as of 12/31/02 Ratios for peer group comparisons are for Core ROA and Core ROE (1) (2)

Growth in EPS and Stock Price 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 Stock Price 12.24 12.18 18.12 23.01 35.39 34.97 29.26 38.55 37.13 39.29 EPS 1.18 1.29 1.35 1.55 1.75 1.99 2.24 2.5 2.6 2.89 Earnings Per Share Stock Price Scorecard. . .

Total Shareholder Return 1 Year 3 Years 10 Years S&P 500 -0.22 -0.14 0.09 CBSH 0.08 0.12 0.14 -22% -14% 9% 14% 12% 8% Scorecard. . .

Ten Years of Consistent Performance CAGR in revenue per share of 8% CAGR in earnings per share of 11% Average annual total return of 14% 18 consecutive years of record earnings 35 consecutive years of cash dividend increases; 9 consecutive years of 5% stock dividends Scorecard. . .